UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

          ------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): October 12, 2007

                            NEAH POWER SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)

          Nevada                     000-49962               88-0418806
(State or other jurisdiction     (Commission File          (IRS Employer
   of incorporation)                  Number)             Identification No.)

            22122 20th Ave. SE, Suite 161, Bothell, Washington 98021
               (Address of principal executive offices) (Zip Code)

                                 (425) 424-3324
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure Of Directors Or Principal Officers; Election Of Directors;
Appointment Of Principal Officers.

     Resignation of Principal Officer.


     Dr. John Drewery resigned as our Executive Vice President of Engineering effective October __, 2007. Dr. Drewery will continue as a consultant for the Company and has been elected as a member of our Technical Advisory Board.


     Dr. Drewery did not resign because of a disagreement with the Company on any matter relating to its operations, policies or practices.


Item 7.01 Regulation FD Disclosure.

     On October 12, 2007 we issued a press release regarding the change in Dr. Drewery's role with the Company as described above, a copy of which is furnished as Exhibit 99.1 hereto.

     Unless otherwise required by law, the Company disclaims any obligation to release publicly any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statements are based.


Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

No.     Description
---     -----------
99.1    Press release dated October 12, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NEAH POWER SYSTEMS, INC.

Date: October 12, 2007                 By:  /s/ David M. Barnes
                                            ----------------------------
                                            David M. Barnes
                                            Chief Financial Officer